Exhibit 99.2

Strategic Hotels & Resorts

Supplemental Financial Information

March 31, 2006

Strategic Hotels & Resorts

Supplemental Financial Information

March 31, 2006

Supplemental Financial Information

March 31, 2006

CORPORATE INFORMATION

The Company

Strategic Hotels & Resorts Inc., formerly known as Strategic Hotel Capital, Inc., is an industry-leading owner and asset manager of high-end hotels and resorts. We own a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is made up of 18 properties totaling 8,463 rooms. We own unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

Our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which will provide attractive returns for our shareholders.

Strategic Hotels & Resorts is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.

Fiscal Year End:

December 31

Number of Full-Time Employees:

42

Corporate Headquarters:

77 West Wacker Drive, Suite 4600

Chicago, IL 60601

(312) 658-5000

Company Contact:	At Financial Relations Board:
James Mead	Leslie Loyet
Chief Financial Officer	Financial Relations Board
(312) 658-5000	(312) 640-6672

Supplemental Financial Information

March 31, 2006

Board of Directors

John C. Deterding

Chairman of the Board and Chairman of the Corporate Governance and Nominating Committee

Laurence S. Geller

Director, President and Chief Executive Officer

Robert P. Bowen

Director and Chairman of the Audit Committee

Michael W. Brennan

Director and Chairman of the Compensation Committee

Edward C. Coppola

Director

Richard L. Fisher

Director

David M.C. Michels

Director

Wiliam A. Prezant

Director

Supplemental Financial Information

March 31, 2006

Officers

Laurence S. Geller

President and Chief Executive Officer

James E. Mead

Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Richard J. Moreau

Executive Vice President — Asset Management

Jayson C. Cyr

Senior Vice President - Administration

Robert T. McAllister

Senior Vice President — Tax

Stephen K. Miller

Senior Vice President - Acquisitions and Development

Patricia A. Needham

Senior Vice President

John Kenneth Tyler Barrett

Vice President — Asset Management

David R. Hogin

Vice President — Asset Management

Monte J. Huber

Vice President, Controller, and Treasurer (Principal Accounting Officer)

Paula C. Maggio

Vice President, Secretary and General Counsel

Janice J. Peterson

Vice President — Human Capital

Timothy J. Taylor

Vice President — Capital Projects

Paul T. White

Vice President — Asset Management

Supplemental Financial Information

March 31, 2006

Equity Research Coverage

Firm	Analyst	Telephone
Banc of America Securities, LLC	J. Cogan	(415) 627-2501

Deutsche Bank North America	Marc Falcone	(212) 250-7417

Goldman, Sachs & Co.	Steven Kent	(212) 902-6752

Green Street Advisors, Inc.	John Arabia	(949) 640-8780

Raymond James & Associates	William Crow	(727) 567-2594

Wachovia Securities	Jeffrey Donnelly	(617) 603-4262

JMP Securities	Will Marks	(415) 835-8944

Strategic Hotels & Resorts is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resort’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts or its management. Strategic Hotels & Resorts does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information

March 31, 2006

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in thousands, except per share information)

	March 31, 2006
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	59,133	59,133
Operating partnership units outstanding	1,125	1,125
Restricted stock units outstanding	722	722

Combined shares and units outstanding	60,980	60,980
Common stock price at end of period	$23.28	$23.28

Common equity capitalization	$1,419,614	$1,419,614
Preferred equity capitalization	215,000	215,000
Consolidated debt	655,710	655,710
Pro rata share of unconsolidated debt	307,823	—
Pro rata share of consolidated debt allocated to InterContinental Hotels Group (IHG)	(30,300)	—
Cash and cash equivalents	(77,801)	(77,801)

Total enterprise value	$2,490,046	$2,212,523

Dividends Per Share
Common dividends declared (holders of record on March 31, 2006)		$0.23

Preferred Series A dividends declared (holders of record on March 15, 2006)		$0.53125

Preferred Series B dividends declared (holders of record on March 15, 2006)		$0.34375

Supplemental Financial Information

Three Months Ended March 31, 2006 and 2005

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended March 31,
	2006	2005
Revenues:
Rooms	$76,799	$55,984
Food and beverage	46,301	34,011
Other hotel operating revenue	14,121	11,983

	137,221	101,978
Lease revenue	3,801	4,071

Total revenues	141,022	106,049

Operating Costs and Expenses:
Rooms	17,993	12,026
Food and beverage	32,486	23,946
Other departmental expenses	37,320	27,582
Management fees	4,003	4,255
Other hotel expenses	18,819	5,683
Lease expense	3,224	3,573
Depreciation and amortization	14,513	9,677
Corporate expenses	5,673	4,757

Total operating costs and expenses	134,031	91,499

Operating income	6,991	14,550

Interest expense	(7,850)	(7,054)
Interest income	1,212	284
Equity in (losses) earnings of joint ventures	(1,619)	402
Other income, net	1,613	1,187

Income before income taxes, minority interests and discontinued operations	347	9,369
Income tax benefit (expense)	2,236	(940)
Minority interest expense in SHR’s operating partnership	(116)	(1,996)
Minority interest expense in consolidated hotel joint ventures	(196)	—

Income from continuing operations	2,271	6,433
Income from discontinued operations	12	666

Net income	2,283	7,099
Preferred shareholder dividends	(3,706)	(349)

Net (loss) income available to common shareholders	$(1,423)	$6,750

Basic (Loss) Income Per Share:
(Loss) income from continuing operations available to common shareholders per share	$(0.03)	$0.20
Income from discontinued operations per share	0.00	0.02

Net (loss) income available to common shareholders per share	$(0.03)	$0.22

Weighted-average common shares outstanding	46,763	30,247

Diluted (Loss) Income Per Share:
(Loss) income from continuing operations available to common shareholders per share	$(0.03)	$0.20
Income from discontinued operations per share	0.00	0.02

Net (loss) income available to common shareholders per share	$(0.03)	$0.22

Weighted-average common shares outstanding	46,763	30,357

Supplemental Financial Information

March 31, 2006 and December 31, 2005

Consolidated Balance Sheets

(in thousands, except share data)

	March 31, 2006	December 31, 2005
Assets
Property and equipment	$1,491,774	$1,300,250
Less accumulated depreciation	(231,452)	(217,695)

Net property and equipment	1,260,322	1,082,555

Goodwill	106,667	66,656
Intangible assets (net of accumulated amortization of $1,529 and $1,340, respectively)	1,940	2,129
Investment in hotel joint venture	86,491	15,533
Cash and cash equivalents	77,801	65,017
Restricted cash and cash equivalents	23,741	32,115
Accounts receivable (net of allowance for doubtful accounts of $464 and $427, respectively)	46,864	31,286
Deferred financing costs (net of accumulated amortization of $1,377 and $969, respectively)	7,154	7,544
Other assets	89,471	119,687
Insurance recoveries receivable	31,398	25,588

Total assets	$1,731,849	$1,448,110

Liabilities and Shareholders’ Equity
Liabilities:
Mortgages and other debt payable	$625,710	$633,380
Bank credit facility	30,000	26,000
Accounts payable and accrued expenses	120,664	90,486
Distributions payable	14,654	11,531
Deferred gain on sale of hotels	101,605	99,970

Total liabilities	892,633	861,367

Minority interests in SHR’s operating partnership	11,504	76,030
Minority interests in consolidated hotel joint ventures	11,085	11,616

Shareholders’ equity:
8.5% Series A Cumulative Redeemable Preferred Stock ($0.01 par value; 4,000,000 shares issued and outstanding; liquidation preference $25.00 per share)	97,553	97,553
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value; 4,600,000 shares issued and outstanding; liquidation preference $25.00 per share)	110,878	—
Common shares ($0.01 par value; 150,000,000 common shares authorized; 59,133,344 and 43,878,273 common shares issued and outstanding, respectively)	591	439
Additional paid-in capital	908,839	688,250
Deferred compensation	(5,483)	(1,916)
Accumulated deficit	(239,330)	(241,613)
Accumulated distributions	(70,607)	(53,142)
Accumulated other comprehensive income	14,186	9,526

Total shareholders’ equity	816,627	499,097

Total liabilities and shareholders’ equity	$1,731,849	$1,448,110

Supplemental Financial Information

Three Months Ended March 31, 2006 and 2005

Discontinued Operations

The results of operations of hotels sold have been classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. On October 7, 2005, we sold the Marriott Schaumburg located in Chicago, Illinois for net sales proceeds aggregating $21,482,000. On October 27, 2005, we sold the Embassy Suites Lake Buena Vista located in Orlando, Florida for net sales proceeds aggregating $54,820,000. The following is a summary of income from discontinued operations for the three months ended March 31, 2006 and 2005 (in thousands):

	Three Months Ended March 31,
	2006	2005
Hotel operating revenues	$—	$7,487

Operating costs and expenses	—	5,277
Depreciation and amortization	—	910

Total operating costs and expenses	—	6,187

Operating income	—	1,300

Interest expense	—	(428)
Interest income	—	8
Other expenses, net	—	(7)
Gain on sale of assets	13	—
Minority interests	(1)	(207)

Income from discontinued operations	$12	$666

Supplemental Financial Information

March 31, 2006

Investment in the Hotel del Coronado

(in thousands)

We own a 45% interest in joint ventures that own the Hotel del Coronado and the adjacent land parcel under development. We account for this investment using the equity method of accounting. Our equity in losses of the joint ventures amounted to $1.4 million for the period from January 9, 2006 to March 31, 2006 and at March 31, 2006 our investment in the ventures totaled $70.2 million. The following are summary statements of operations, balance sheets and debt of the joint ventures:

Three Months Ended March 31, 2006
Total revenues	$27,202

Expenses:
Property and other costs	17,995
Depreciation and amortization	2,885
Interest expense	9,781
Other expense, net	267

Total expenses	30,928
Net loss	$(3,726)

March 31, 2006
Property and equipment, net	$327,776
Intangible assets, net	49,487
Goodwill	23,401
Deferred financing costs, net	7,894
Cash and other assets	26,949

Total assets	$435,507

Mortgage and other debt	$610,000
Construction loan	9,026
Other liabilities	22,648

Total liabilities	641,674

Total partners’ deficit	(206,167)

Total liabilities and partners’ deficit	$435,507

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity Date
Mortgage and Mezzanine	6.83%	208 bp	$610,000	January 2008	(a)
Revolving Credit Facility	7.25%	250 bp	—	January 2008	(a)
Construction Loan	7.13%	250 bp	9,026	February 2008	(b)

			$619,026

(a)	The joint venture has an option to extend the maturity date to January 2011.
(b)	The joint venture has an option to extend the maturity date to February 2009.

Cap	LIBOR Cap Rate	Notional Amount	Maturity
CMBS and Mezzanine Loan Cap	5.0% to January 2008	$630,000	January 2009
	5.5% January 2008 to maturity

Supplemental Financial Information

March 31, 2006

Investment in the InterContinental Prague

(in thousands)

We own a 35% interest in a joint venture that owns the InterContinental Prague and account for this investment using the equity method of accounting. Our equity in (losses) earnings of the joint venture amounted to $(0.1) million and $0.4 million for the three months ended March 31, 2006 and 2005, respectively. At March 31, 2006 and December 31, 2005 our investment in the hotel totaled $13.7 million and $12.9 million, respectively. The following are summary statements of operations, balance sheets and debt of the joint venture:

	Three Months Ended March 31,
	2006	2005
Total revenues	$6,545	$6,621

Expenses:
Property and other costs	4,569	4,575
Depreciation and amortization	1,518	1,607
Interest expense - affiliates	21	32
Interest expense - bank loan	992	1,023
Other income, net	(499)	(1,587)
Income tax expense	248	148

Total expenses	6,849	5,798
Net (loss) income	$(304)	$823

	March 31, 2006	December 31, 2005
Property and equipment, net	$93,263	$90,438
Goodwill	31,787	30,334
Cash and other assets	22,537	21,907

Total assets	$147,587	$142,679

Bank debt	$83,605	$82,440
Notes payable to affiliates	1,542	1,542
Deferred tax liability	14,623	14,243
Other liabilities	7,387	6,680

Total liabilities	107,157	104,905

Minority interest	1,700	1,631

Total shareholders’ equity	38,730	36,143

Total liabilities and shareholders’ equity	$147,587	$142,679

Debt	Interest Rate	Spread over EURIBOR		Loan Amount	Maturity Date
Bank debt	4.0%	150	bp	€68,975 ($83,605)	July 2007	(a)

(a)	The joint venture has extended the maturity date to July 15, 2007 and has an option to extend to July 15, 2008.

Supplemental Financial Information

March 31, 2006

Non-GAAP Financial Measures

In addition to REIT hotel income, six other non-GAAP financial measures are presented for the Company that we believe are useful to investors as key measures of our operating performance: Funds from Operations (FFO); FFO - Fully Converted; and Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Adjusted EBITDA; and Comparable EBITDA. A reconciliation of these measures to net (loss) income available to common shareholders, the most directly comparable GAAP measure, is set forth in the following tables.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance that would not have certain drawbacks associated with net income under GAAP. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding (losses) or gains from sales of property plus real estate-related depreciation and amortization, and after adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. We also present FFO - Fully Converted, which is FFO plus minority interest expense on convertible minority interests. We also present Comparable FFO, which is FFO- Fully Converted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses and other non-recurring charges. We believe that the presentation of FFO, FFO- Fully Converted and Comparable FFO provides useful information to investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization.

EBITDA represents net (loss) income available to common shareholders excluding: (i) interest expense, (ii) income tax expense, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; and (iii) depreciation and amortization. EBITDA also excludes interest expense, income tax expense and depreciation and amortization of our equity method investments. EBITDA is presented on a full participation basis, which means we have assumed conversion of all convertible minority interests of our operating partnership into our common stock and includes preferred dividends. We believe this treatment of minority interest provides more useful information for management and our investors and appropriately considers our current capital structure. We also present Adjusted EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks. We also present Comparable EBITDA, which eliminates the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses and other non-recurring charges. We believe EBITDA, Adjusted EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA, Adjusted EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.

We caution investors that amounts presented in accordance with our definitions of FFO, FFO - Fully Converted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, Fully Converted FFO, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA should not be considered as an alternative measure of our net income or operating performance. FFO, FFO - Fully Converted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO - Fully Converted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net (loss) income available to common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. Below, we have provided a quantitative reconciliation of FFO, FFO - Fully Converted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net (loss) income available to common shareholders, and provide an explanatory description by footnote of the items excluded from FFO, FFO - Fully Converted, EBITDA and Adjusted EBITDA. Prior year amounts have been adjusted to conform to the current year presentation of a fully converted basis.

Supplemental Financial Information

Three Months Ended March 31, 2006 and 2005

Reconciliation of Net (Loss) Income Available to Common Shareholders to EBITDA, Adjusted EBITDA

and Comparable EBITDA

(in thousands)

	Three Months Ended March 31,
	2006	2005
Net (loss) income available to common shareholders	$(1,423)	$6,750
Depreciation and amortization - continuing operations	14,513	9,677
Depreciation and amortization - discontinued operations	—	910
Interest expense - continuing operations	7,850	7,054
Interest expense - discontinued operations	—	428
Income taxes - continuing operations	(2,236)	940
Minority interests	117	2,203
Adjustments from consolidated joint ventures	(1,081)	—
Adjustments from unconsolidated affiliates	6,558	937
Preferred shareholder dividends	3,706	349

EBITDA (a)	28,004	29,248
Realized portion of deferred gain on sale leasebacks	(1,052)	(1,142)

Adjusted EBITDA (a)	$26,952	$28,106

Gain on sale of assets - discontinued operations	(13)	—
Gain on sale of assets - continuing operations	(30)	—
Termination costs	10,384	—

Comparable EBITDA	$37,293	$28,106

(a)	EBITDA and Adjusted EBITDA have not been adjusted for the following amounts included in net (loss) income available to common shareholders because these (losses) gains have either occurred during the prior two years or are reasonably likely to occur within two years (in thousands):

•	Gain on sale of assets from discontinued operations amounted to $13 for the three months ended March 31, 2006.

•	Gain on sale of assets from continuing operations amounted to $30 for the three months ended March 31, 2006.

•	Termination costs related to the termination of the management agreement at the Marriott Rancho Las Palmas amounted to $10,384 for the three months ended March 31, 2006.

Supplemental Financial Information

Three Months Ended March 31, 2006 and 2005

Reconciliation of Net (Loss) Income Available to Common Shareholders to

Funds From Operations (FFO), FFO - Fully Converted and Comparable FFO

(in thousands)

	Three Months Ended March 31,
	2006	2005
Net (loss) income available to common shareholders	$(1,423)	$6,750
Depreciation and amortization - continuing operations	14,513	9,677
Depreciation and amortization - discontinued operations	—	910
Gain on sale of assets - continuing operations	(30)	—
Gain on sale of assets - discontinued operations	(13)	—
Realized portion of deferred gain on sale leasebacks	(1,052)	(1,142)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	316	344
Minority interests adjustments	(795)	(2,629)
Adjustments from consolidated joint ventures	(582)	—
Adjustments from unconsolidated affiliates	1,830	510

FFO (a)	12,764	14,420
Convertible minority interests	912	4,832

FFO - Fully Converted (a)	$13,676	$19,252

Termination costs	10,384	—
Deferred tax benefit on termination costs	(4,045)	—

Comparable FFO	$20,015	$19,252

Comparable FFO per weighted-average fully converted shares and units outstanding	$0.34	$0.48

Weighted-average fully converted shares and units outstanding	58,149	39,967

(a)	FFO and FFO - Fully Converted have not been adjusted for the following amounts included in net (loss) income available to common shareholders because these (losses) gains have either occurred during the prior two years or are reasonably likely to occur within two years (in thousands):

•	Termination costs related to the termination of the management agreement at the Marriott Rancho Las Palmas amounted to $10,384 for the three months ended March 31, 2006.

•	Deferred tax benefit on termination costs amounted to $4,045 for the three months ended March 31, 2006.

Supplemental Financial Information

March 31, 2006

Debt Summary

(dollars in thousands)

Debt	Encumbered Hotels	Interest Rate		Spread over LIBOR	Loan Amount	Maturity Date
Bank Credit Facility	7	5.89	%(a)	150 bp	$30,000	Nov. 2009
CMBS Floating Rate	8	5.60%		85 bp	220,000	Nov. 2007
CMBS Fixed Rate	3	5.43%		Fixed	203,710	July 2011
InterContinental Floating Rate	2	6.50%		175 bp	202,000	April 2007

					$655,710

(a)	Represents the weighted average interest rate for the period from January 1, 2006 to March 31, 2006

Caps	LIBOR Cap Rate	Notional Amount	Maturity
CMBS Floating Rate Cap	8.50%	$350,000	Nov. 2007

Swaps	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
Swap A	3.62%	$96,000	June 2007
Swap B	4.59%	$75,000	April 2012
Swap C	4.42%	$75,000	April 2010
Swap D	4.12%	$50,000	June 2012

At March 31, 2006, future scheduled debt principal payments (including extension options) are as follows:

Years ended December 31,	Amounts (in thousands)
2006 (remainder)	$1,933
2007	3,067
2008	3,209
2009	3,421
2010	455,614
Thereafter	188,466

Total	$655,710

Supplemental Financial Information

March 31, 2006

PORTFOLIO DATA

Portfolio at March 31, 2006

Hotel	Location	Number of Rooms	% of Total Rooms	% of 2006 Property EBITDA
United States:
InterContinental Chicago (a)	Chicago, IL	792	9%	4%
Hyatt Regency Phoenix	Phoenix, AZ	696	8%	12%
Fairmont Chicago (b)	Chicago, IL	691	8%	2%
Hotel del Coronado (c)	Coronado, CA	679	8%	10%
InterContinental Miami (a)	Miami, FL	641	8%	17%
Hilton Burbank Airport and Convention Center	Burbank, CA	488	6%	6%
Marriott Rancho Las Palmas Resort (d)	Rancho Mirage, CA	444	5%	6%
Hyatt Regency La Jolla at Aventine	La Jolla, CA	419	5%	7%
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	2%
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	4%	8%
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	3%
Four Seasons Washington, D.C. (e)	Washington, D.C.	211	2%	3%

Total United States		6,053	71%	80%

Mexican:
Four Seasons Mexico City	Mexico City, Mexico	240	3%	3%
Four Seasons Punta Mita Resort	Punta Mita, Mexico	145	2%	16%

Total Mexican		385	5%	19%

European:
InterContinental Prague (f)	Prague, Czech Republic	372	5%	1%
Marriott Hamburg (g)	Hamburg, Germany	277	3%	N/A
Paris Marriott Champs Elysees (g)	Paris, France	192	2%	N/A

Total European		841	10%	1%

Assets Under Redevelopment:
Hyatt Regency New Orleans (h)	New Orleans, LA	1,184	14%	N/A

		8,463	100%	100%

(a)	On April 1, 2005, we purchased an 85% controlling interest in the joint ventures that own the InterContinental Chicago and Miami hotels. We consolidate these hotels for reporting purposes.
(b)	On September 1, 2005, we purchased the Fairmont Chicago.
(c)	On January 9, 2006 we purchased a 45% interest in the joint venture that owns the Hotel del Coronado and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in (losses) earnings of joint ventures in our consolidated statements of operations. The percentage of Property EBITDA above has been calculated based on our 45% ownership.
(d)	During the first quarter of 2006, we reached an agreement with Marriott Hotel Services, Inc. (MHS), the manager of the Marriott Rancho Las Palmas Resort, to terminate the hotel management contract with MHS on or before December 29, 2006. We recorded termination fees and estimated severance costs of $10.4 million for the three months ended March 31, 2006. We have excluded these costs from the percentage of Property EBITDA calculation above.
(e)	On March 1, 2006, we purchased the Four Seasons Washington, D.C. We have included the results of this hotel in the percentage of Property EBITDA calculation above only for our period of ownership.
(f)	We have a 35% interest in the joint venture that owns the InterContinental Prague and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in (losses) earnings of joint ventures in our consolidated statements of operations. The percentage of Property EBITDA above has been calculated based on our 35% ownership.
(g)	As we only have leasehold interests in these properties, we have not included them in the percentage of Property EBITDA calculation above.
(h)	In August 2005, a hurricane caused substantial damage to the Hyatt Regency New Orleans property. The hurricane damage also caused significant interruption to the business and the hotel has ceased significant operations. The property is currently under redevelopment. For purposes of the analysis above, the number of rooms represents fully operational rooms prior to the hurricane.

Supplemental Financial Information

Four Quarters Ended March 31, 2006

Seasonality by Geographic Region

Same store revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of Hyatt Regency New Orleans due to a hurricane that ceased significant operations in August 2005; (ii) exclusion of Marriott Schaumburg and Embassy Suites Lake Buena Vista Resort as these properties were sold in the fourth quarter of 2005 and their results of operations were reclassified to discontinued operations; and (iii) presentation of the hotels without regard to either ownership structure or leaseholds. Acquisition properties and the related dates of purchase are as follows: InterContinental Chicago and InterContinental Miami (April 1, 2005), Fairmont Chicago (September 1, 2005), Hotel Del Coronado (January 9, 2006) and Four Seasons Washington, D.C. (March 1, 2006).

United States Hotels (as of March 31, 2006)

Acquisition	property revenues - 5 Properties and 3,014 Rooms
Same	store property revenues - 7 Properties and 3,039 Rooms

	Three Months Ended
	June 30, 2005	September 30, 2005	December 31, 2005	March 31, 2006	Total
Acquisition property revenues	$28,664	$31,964	$44,027	$72,388	$177,043
Same store property revenues	67,093	63,468	71,883	71,768	274,212

Total revenues	$95,757	$95,432	$115,910	$144,156	$451,255
Same store seasonality %	24.5%	23.1%	26.2%	26.2%	100.0%

Mexican Hotels (as of March 31, 2006)
Same store property revenues - 2 Properties and 385 Rooms

	Three Months Ended
	June 30, 2005	September 30, 2005	December 31, 2005	March 31, 2006	Total
Same store property revenues	$15,990	$12,646	$15,891	$20,119	$64,646
Same store seasonality %	24.7%	19.6%	24.6%	31.1%	100.0%

Total North American Hotels (as of March 31, 2006)
Acquisition property revenues - 5 Properties and 3,014 Rooms
Same store property revenues - 9 Properties and 3,424 Rooms

	Three Months Ended
	June 30, 2005	September 30, 2005	December 31, 2005	March 31, 2006	Total
Acquisition property revenue	$28,664	$31,964	$44,027	$72,388	$177,043
Same store property revenue	76,114	87,774	84,322	91,887	338,858

Total revenues	$104,778	$119,738	$128,349	$164,275	$517,140
Same store seasonality %	22.5%	25.9%	24.9%	27.0%	100.0%

European Hotels (as of March 31, 2006)
Same store property revenues - 3 Properties and 841 Rooms

	Three Months Ended
	June 30, 2005	September 30, 2005	December 31, 2005	March 31, 2006	Total
Same store property revenues	$23,179	$23,582	$18,923	$17,303	$82,987
Same store seasonality %	27.9%	28.4%	22.8%	20.9%	100.0%

Supplemental Financial Information

Three Months Ended March 31, 2006 and 2005

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable period basis. Adjustments include (i) exclusion of InterContinental Chicago, InterContinental Miami, Fairmont Chicago, Hotel del Coronado and Four Seasons Washington, D.C.’s partial year results; (ii) exclusion of Hyatt Regency New Orleans due to a hurricane that ceased significant operations in August 2005; (iii) exclusion of Marriott Schaumburg and Embassy Suites Lake Buena Vista Resort as these properties were sold in the fourth quarter of 2005 and their results of operations were reclassified to discontinued operations; and (iv) presentation of the European hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of March 31, 2006)

7 Properties

3,039 Rooms

	Three Months Ended March 31,
	2006	2005	Change
Average Daily Rate	$184.63	$172.82	6.8%
Average Occupancy	74.5%	74.5%	—	pts
RevPAR	$137.54	$128.80	6.8%
Total RevPAR	$267.28	$250.33	6.8%
Property EBITDA Margin (excludes termination costs - see note (d) on page 17)	26.3%	24.6%	1.7	pts

Mexican Hotels (as of March 31, 2006)

2 Properties
385 Rooms

	Three Months Ended March 31,
	2006	2005	Change
Average Daily Rate	$503.56	$442.55	13.8%
Average Occupancy	74.3%	72.3%	2.0	pts
RevPAR	$374.34	$319.75	17.1%
Total RevPAR	$581.90	$499.56	16.5%
Property EBITDA Margin	39.0%	37.5%	1.5	pts

Total North American Hotels (as of March 31, 2006)

9 Properties
3,424 Rooms
	Three Months Ended March 31,
	2006	2005	Change
Average Daily Rate	$220.95	$202.46	9.1%
Average Occupancy	74.5%	74.3%	0.2	pts
RevPAR	$164.56	$150.36	9.4%
Total RevPAR	$303.17	$278.48	8.9%
Property EBITDA Margin (excludes termination costs - see note (d) on page 17)	29.1%	27.2%	1.9	pts

Supplemental Financial Information

Three Months Ended March 31, 2006 and 2005

European Hotels (as of March 31, 2006)

3 Properties

841 Rooms

	Three Months Ended March 31,
	2006	2005	Change
Average Daily Rate	$197.72	$215.27	(8.2)%
Average Occupancy	76.5%	69.8%	6.7	pts
RevPAR	$151.18	$150.21	0.6%
Total RevPAR	$228.59	$220.71	3.6%
Property EBITDA Margin	29.7%	30.7%	(1.0	)pts

Supplemental Financial Information

Three Months Ended March 31, 2006 and 2005

Selected Financial and Operating Information by Property (In Thousands, Except Operating Information)

The following tables present selected financial and operating information by property for the three months ended March 31, 2006 and 2005. Property EBITDA reflects property net operating income plus depreciation and amortization.

	Three Months Ended March 31,
	2006	2005
INTERCONTINENTAL CHICAGO

Selected Financial Information (This table includes financial information only for our period of ownership):

Total revenues	$11,906	N/A
Property EBITDA	$1,743	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended March 31, 2005, average occupancy was 52.7%, ADR was $145.78, RevPAR was $76.80 and Total RevPAR was $124.63):

Rooms	792	N/A
Average occupancy	62.3%	N/A
ADR	$168.38	N/A
RevPAR	$104.83	N/A
Total RevPAR	$167.03	N/A

HYATT REGENCY PHOENIX

Selected Financial Information:

Total revenues	$12,158	$12,824
Property EBITDA	$4,775	$5,106

Selected Operating Information:

Rooms	696	696
Average occupancy	81.8%	81.6%
ADR	$151.33	$155.29
RevPAR	$123.85	$126.68
Total RevPAR	$194.09	$204.73

FAIRMONT CHICAGO

Selected Financial Information (This table includes financial information only for our period of ownership):

Total revenues	$12,189	N/A
Property EBITDA	$842	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended March 31, 2005, average occupancy was 61.1%, ADR was $151.01, RevPAR was $92.20 and Total RevPAR was $173.15):

Rooms	691	N/A
Average occupancy	62.4%	N/A
ADR	$178.41	N/A
RevPAR	$111.37	N/A
Total RevPAR	$196.00	N/A

HOTEL DEL CORONADO

Selected Financial and Operating Information (No table has been provided since we did not own the property for the entire periods presented. For the three months ended March 31, 2006, average occupancy was 79.0%, ADR was $303.97, RevPAR was $240.12 and Total RevPAR was $484.72. For the three months ended March 31, 2005, average occupancy was 76.7%, ADR was $283.33, RevPAR was $217.46 and Total RevPAR was $434.90)

Supplemental Financial Information

Three Months Ended March 31, 2006 and 2005

	Three Months Ended March 31,
	2006	2005
INTERCONTINENTAL MIAMI

Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$16,626	N/A
Property EBITDA	$6,814	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended March 31, 2005, average occupancy was 85.3%, ADR was $179.68, RevPAR was $153.27 and Total RevPAR was $256.71):

Rooms	641	N/A
Average occupancy	84.3%	N/A
ADR	$207.05	N/A
RevPAR	$174.48	N/A
Total RevPAR	$288.20	N/A

HILTON BURBANK AIRPORT AND CONVENTION CENTER

Selected Financial Information:

Total revenues	$7,993	$6,920
Property EBITDA	$2,729	$2,230

Selected Operating Information:

Rooms	488	488
Average occupancy	79.1%	75.1%
ADR	$138.15	$121.02
RevPAR	$109.31	$90.83
Total RevPAR	$181.99	$157.56

MARRIOTT RANCHO LAS PALMAS RESORT

Selected Financial Information:

Total revenues	$10,249	$10,800
Property EBITDA (excludes termination costs - see note (d) on page 17)	$2,346	$2,479

Selected Operating Information:

Rooms	444	444
Average occupancy	69.0%	75.4%
ADR	$197.47	$188.02
RevPAR	$136.21	$141.70
Total RevPAR	$274.80	$289.58

HYATT REGENCY LA JOLLA AT AVENTINE

Selected Financial Information:

Total revenues	$10,873	$9,230
Property EBITDA	$3,149	$2,101

Selected Operating Information:

Rooms	419	419
Average occupancy	78.4%	76.7%
ADR	$185.20	$162.32
RevPAR	$145.22	$124.47
Total RevPAR	$288.33	$244.76

Supplemental Financial Information

Three Months Ended March 31, 2006 and 2005

	Three Months Ended March 31,
	2006	2005
MARRIOTT LINCOLNSHIRE RESORT

Selected Financial Information:

Total revenues	$7,969	$7,441
Property EBITDA	$990	$795

Selected Operating Information:

Rooms	389	390
Average occupancy	52.7%	57.1%
ADR	$130.90	$116.39
RevPAR	$69.04	$66.47
Total RevPAR	$243.88	$227.14

LOEWS SANTA MONICA BEACH HOTEL

Selected Financial Information:

Total revenues	$11,133	$10,374
Property EBITDA	$3,473	$3,321

Selected Operating Information:

Rooms	342	342
Average occupancy	85.0%	86.7%
ADR	$268.61	$251.47
RevPAR	$228.22	$217.90
Total RevPAR	$361.70	$337.04

RITZ-CARLTON HALF MOON BAY

Selected Financial Information :

Total revenues	$11,393	$9,648
Property EBITDA	$1,413	$489

Selected Operating Information:

Rooms	261	261
Average occupancy	65.3%	58.4%
ADR	$295.83	$277.65
RevPAR	$193.15	$162.04
Total RevPAR	$485.01	$410.73

FOUR SEASONS WASHINGTON, D.C.

Selected Financial and Operating Information (No table has been provided since we did not own the property for the entire periods presented. For the three months ended March 31, 2006, average occupancy was 65.0%, ADR was $462.14, RevPAR was $300.48 and Total RevPAR was $545.85. For the three months ended March 31, 2005, average occupancy was 23.2%, ADR was $565.58, RevPAR was $131.16 and Total RevPAR was $293.41)

HYATT REGENCY NEW ORLEANS

Selected Financial Information:

Total revenues	N/A	$17,657
Property EBITDA	N/A	$5,783

Selected Operating Information (For 2006, no statistics are provided as the hotel is under redevelopment):

Rooms		1,184
Average occupancy	N/A	64.1%
ADR	N/A	$153.09
RevPAR	N/A	$98.11
Total RevPAR	N/A	$165.70

Supplemental Financial Information

Three Months Ended March 31, 2006 and 2005

	Three Months Ended March 31,
	2006	2005
FOUR SEASONS MEXICO CITY

Selected Financial Information:

Total revenues	$6,069	$5,422
Property EBITDA	$1,467	$1,208

Selected Operating Information:

Rooms	240	240
Average occupancy	66.2%	63.9%
ADR	$242.16	$225.10
RevPAR	$160.39	$143.93
Total RevPAR	$280.97	$251.02

FOUR SEASONS PUNTA MITA RESORT

Selected Financial Information:

Total revenues	$14,050	$11,663
Property EBITDA	$6,383	$5,199

Selected Operating Information:

Rooms	145	140
Average occupancy	87.8%	86.5%
ADR	$831.67	$718.11
RevPAR	$730.52	$621.16
Total RevPAR	$1,082.88	$925.63

Supplemental Financial Information

Three Months Ended March 31, 2006 and 2005

	Three Months Ended March 31,
	2006	2005
INTERCONTINENTAL PRAGUE

Selected Financial Information (Amounts below are 100% of operations, of which SHCI owns 35%):

Total revenues	$6,293	$6,650
Property EBITDA	$1,794	$2,192

Selected Operating Information:

Rooms	372	372
Average Occupancy	73.2%	68.7%
ADR	$147.98	$173.55
RevPAR	$108.39	$119.29
Total RevPAR	$187.96	$198.63

MARRIOTT HAMBURG

Selected Financial Information:

Total revenues	$4,681	$3,750
Property EBITDA	$1,236	$1,279

Selected Operating Information:

Rooms	277	277
Average occupancy	81.0%	67.3%
ADR	$148.00	$150.85
RevPAR	$119.91	$101.47
Total RevPAR	$187.77	$150.42

PARIS MARRIOTT CHAMPS ELYSEES

Selected Financial Information:

Total revenues	$6,329	$6,306
Property EBITDA	$2,104	$1,661

Selected Operating Information:

Rooms	192	192
Average occupancy	76.1%	75.4%
ADR	$366.82	$371.88
RevPAR	$279.17	$280.44
Total RevPAR	$366.26	$364.93

Supplemental Financial Information

Three Months Ended March 31, 2006 and 2005

Reconciliation of Property EBITDA to EBITDA

(in thousands)

	Three Months Ended March 31,
	2006		2005
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Hyatt Regency New Orleans	$—	$(369)	$5,783	$5,783
InterContinental Chicago (a)	1,743	1,743	—	—
Hyatt Regency Phoenix	4,775	4,775	5,106	5,106
Fairmont Chicago (b)	842	842	—	—
Hotel del Coronado (c)	9,793	—	—	—
InterContinental Miami (a)	6,814	6,814	—	—
Hilton Burbank Airport and Convention Center	2,729	2,729	2,230	2,230
Marriott Rancho Las Palmas Resort	2,346	(8,038)	2,479	2,479
Hyatt Regency La Jolla at Aventine	3,149	3,149	2,101	2,101
Marriott Lincolnshire Resort	990	990	795	795
Loews Santa Monica Beach Hotel	3,473	3,473	3,321	3,321
Ritz-Carlton Half Moon Bay	1,413	1,413	489	489
Four Seasons Washington, D.C.	1,313	1,313	—	—
Four Seasons Mexico City	1,467	1,467	1,208	1,208
Four Seasons Punta Mita Resort	6,383	6,383	5,199	5,199
InterContinental Prague (d)	1,794	—	2,192	—
Marriott Hamburg (e)	1,236	26	1,279	37
Paris Marriott Champs Elysees (e)	2,104	467	1,661	237

	$52,364	$27,177	$33,843	$28,985

Adjustments:
Corporate expenses		$(5,673)		$(4,757)
Interest income		1,212		284
Equity in (losses) earnings of joint ventures		(1,619)		402
Other income, net		1,613		1,187
Income from discontinued operations (excluding minority interest)		13		873
Depreciation and amortization - discontinued operations		—		910
Interest expense - discontinued operations		—		428
Minority interest expense in consolidated hotel joint ventures		(196)		—
Adjustments from consolidated joint ventures		(1,081)		—
Adjustments from unconsolidated affiliates		6,558		937
Other adjustments		—		(1)

EBITDA		$28,004		$29,248

(a)	On April 1, 2005, we purchased an 85% controlling interest in the joint ventures that own the InterContinental Chicago and Miami hotels. We consolidate these hotels for reporting purposes. We have included the results of this hotel in Property EBITDA above for our period of ownership.
(b)	On September 1, 2005, we purchased the Fairmont Chicago. We have included the results of this hotel in Property EBITDA above for our period of ownership.
(c)	On January 9, 2006 we closed the acquisition of a 45% joint venture ownership interest in SHC KSL Partners, LP, the existing owner of the Hotel del Coronado in San Diego, California. We account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in (losses) earnings of joint ventures in our consolidated statements of operations.
(d)	We have a 35% interest in the joint venture that owns the InterContinental Prague and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in (losses) earnings of joint ventures in our consolidated statements of operations.
(e)	We have leasehold interests in these properties. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property that is recorded by our sub-lessee.